EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              I, Steve Humphreys, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ActivCard Corp. on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ActivCard Corp.

Date: August 13, 2003	/s/ STEVE HUMPHREYS

Steve Humphreys
Chairman of the Board of Directors and Chief Executive Officer

              A signed original of this written statement required by section 906 has been provided to ActivCard Corp. and will be retained by ActivCard Corp. and furnished to the Securities and Exchange Commission upon request.